UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018 (June 26, 2018)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2018, the board of directors (the “Board”) of Criteo S.A. (the “Company”) approved the payment of a retention award equal to €200,000 (the “Retention Award”) to Dan Teodosiu, the Company’s Chief Technology Officer. The Retention Award will be payable on October 31, 2019, subject to Mr. Teodosiu’s continued employment with the Company as of such date.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2018, the Company held its 2018 Annual Combined General Meeting of Shareholders (the "2018 Annual General Meeting"). The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2018 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2018 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter.

1.	The resolution renewing the term of office of Mr. Jean-Baptiste Rudelle as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
65,942,298	318,234	5,863

2.	The resolution renewing the term of office of Ms. Sharon Fox Spielman as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
66,210,825	28,951	26,619

3.	The resolution renewing the term of office of Mr. Edmond Mesrobian as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
66,213,948	24,791	27,656

4.	The resolution renewing the term of office of Mr. James Warner as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
66,065,844	172,893	27,658

5.	The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
57,465,629	8,112,560	688,206

6.	The resolution approving the statutory financial statements for the fiscal year ended December 31, 2017 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
66,249,941	4,789	11,665

7.	The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2017 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
66,249,744	5,815	10,836

8.
The resolution approving the discharge (quitus) of the members of the board of directors and the statutory auditors for the performance of their duties for the fiscal year ended December 31, 2017 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
63,459,585	2,744,965	61,845

9.	The resolution allocating the profits for the fiscal year ended December 31, 2017 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
65,458,622	14,300	793,473

10.	The resolution approving the agreements referred to in Article L. 225-38 et seq. of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
66,219,066	11,488	35,841

11.	The resolution approving the renewal of the term of office of RBB Business Advisors (previously named Rouer, Bernard, Bretout) as statutory auditor was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,690,671	1,593,848	1,981,876

12.
The resolution delegating authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
66,249,511	11,512	5,372

13.
The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
65,483,781	776,462	6,152

14.
The resolution delegating authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
51,875,764	14,288,366	102,265

15.
The resolution approving the overall limits on the number of ordinary shares to be issued pursuant to resolution 15 (authorization to grant options to purchase or to subscribe shares), resolution 16 (authorization to grant time-based free shares/restricted stock units to employees of the Company and of its subsidiaries) and resolution 17 (authorization to grant performance-based free shares/restricted stock units to executives and certain employees of the Company and its subsidiaries) adopted by the Annual General Meeting of Shareholders held on June 28, 2017 and Resolution 14 above was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
66,222,610	22,969	20,816

16.
The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
64,065,912	1,525,098	675,385

17.
The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, in the context of a private placement, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,967,331	2,623,679	675,385

18.
The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, while preserving shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
61,285,207	4,365,951	615,237

19.
The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,972,982	2,679,173	614,240

20.
The resolution delegating authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Resolutions 16 to 19 above, with or without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
48,592,878	16,656,088	1,017,429

21.
The resolution approving the overall limits on the amount of Ordinary Shares to be issued pursuant to the delegations in Resolutions 16 to 20 above and Resolution 22 below was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
61,524,390	4,061,580	680,425

22.
The resolution delegating authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company's share capital for the benefit of members of a Company savings plan (plan d’épargne d’entreprise) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
65,383,764	267,449	615,182

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITEO S.A.
Date: July 2, 2018	By:	/s/ Benoit Fouilland
	Name:	Benoit Fouilland
	Title:	Chief Financial Officer